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                                                                   EXHIBIT 10.19

                               INDEMNITY AGREEMENT

                  THIS AGREEMENT is made and entered into as of June 14, 1996 by and between VITAQUEST INTERNATIONAL INC., a Delaware corporation (the "Corporation"), and MYRON JACOBOWITZ (the "Indemnitee").

                                    RECITALS

                  WHEREAS, Indemnitee performs a valuable service to the Corporation in his or her capacity as an officer and/or Director of the Corporation;

                  WHEREAS, the Corporation, pursuant to Article XI of its certificate of incorporation, as amended, and Article V of its bylaws (collectively, the "Organizational Documents"), has adopted provisions for the indemnification of the directors, officers, employees and other agents of the Corporation, including persons serving at the request of the Corporation in such capacities with other corporations or enterprises, as authorized by the Delaware General Corporation Law, as amended (the "Code");

                  WHEREAS, the Organizational Documents and the Code, by their non-exclusive nature, permit contracts between the Corporation and its directors, officers, employees and other agents with respect to indemnification of such persons; and

                  WHEREAS, in order to induce Indemnitee to continue to serve as an officer and/or Director of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Indemnitee;

                  NOW, THEREFORE, in consideration of Indemnitee's continued service as an officer and/or Director after the date hereof, the parties hereto agree as follows:

                  1. SERVICES TO THE CORPORATION. Indemnitee will serve, at the will of the Corporation or under separate contract, if any such contract exists, as an officer and/or Director of the Corporation, or as a director, officer or other fiduciary of an affiliate of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of his ability so long as he is duly elected and qualified in accordance with the Organizational Documents of the Corporation or such affiliate; provided, however, that Indemnitee may at any time and for any reason resign from such position or any other position (subject to any contractual obligation that Indemnitee may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue Indemnitee in such position or any other position.

                  2. INDEMNITY OF INDEMNITEE. The Corporation hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent authorized or permitted by the


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Organizational Documents and the Code, as the same may be amended from time to time (but, only to the extent that any such amendment permits the Corporation to provide broader indemnification rights than the Organizational Documents or the Code permitted prior to adoption of such amendment).

                  3. ADDITIONAL INDEMNITY. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the Organizational Documents, the Code, any other applicable law and the exclusions set forth in Section 4 hereof, the Corporation hereby further agrees to hold harmless and indemnify Indemnitee:

                           (a) against any and all expenses (including
attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay because of any claim or claims made against or by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative (including an action by or in the right of the Corporation), to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or other agent of Corporation, or is or was serving or at any time serves at the written request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

                           (b) otherwise to the fullest extent as may be
provided to Indemnitee by the Corporation under the Code and the Organizational Documents.

                           4. LIMITATIONS ON ADDITIONAL INDEMNITY. No indemnity
pursuant to Section 3 hereof shall be paid by the Corporation:

                           (a) on account of any claim against Indemnitee for an
accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation, pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or

                           (b) for which payment has actually been made to
Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement; or

                           (c) in connection with any proceeding (or part
thereof) brought or made by Indemnitee against the Corporation, unless (i) such indemnification is expressly required to be made by law, or (ii) the proceeding is initiated pursuant to Section 9 hereof.

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                  5. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, officer, employee or other agent of the Corporation (or is or was serving at the written request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee was serving in the capacity referred to herein.

                  6. PARTIAL INDEMNIFICATION. Indemnitee shall be entitled under this Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 4 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

                  7. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty
(30) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Corporation of the commencement thereof:

                           (a) The Corporation will be entitled to participate
therein at its own expense;

                           (b) Except as otherwise provided below, the
Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Indemnitee shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action or
(iii) the Corporation shall not in fact have employed counsel to assume the

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defense of such action, in each of which cases the fees and expenses of
Indemnitee's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in clause (ii) above;

                           (c) The Corporation shall not be liable to indemnify
Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent, which may be given or withheld in Indemnitee's sole discretion;

                           (d) If any "person" (as such term is used in Sections
13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding voting securities or if there is a Change in Control (defined below) of the Company, then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity, expense payments and/or advances under this Agreement or any other agreement or the Organizational Documents now or hereafter in effect, the Company shall seek and follow legal advice only from Independent Legal Counsel (defined below) selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Company shall pay the reasonable fees of such Independent Legal Counsel and fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto;

                           (e) For purposes of this Section, a "Change in
Control" shall be deemed to have occurred if (i) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iii) the stockholders or the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets; and

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                           (f) For purposes of this section, "Independent Legal
Counsel" shall be defined as an attorney or firm of attorneys, selected in accordance with this Section, who have not otherwise performed services for the Company or Indemnitee within the last five years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other directors, officers, employees or other agents under similar indemnity agreements).

                  8. EXPENSES. The Corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by Indemnitee in connection with such proceeding upon receipt of an undertaking by or on behalf of Indemnitee to repay said amounts if it shall be determined ultimately that Indemnitee is not entitled to be indemnified under the provisions of this Agreement, the Organizational Documents, the Code or otherwise.

                  9. ENFORCEMENT. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Indemnitee in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under
Section 3 hereof (other than an action brought to enforce a claim for expenses pursuant to Section 8 hereof, provided that the required undertaking has been tendered to the Corporation) that Indemnitee is not entitled to indemnification because of the limitations set forth in Section 4 hereof. Neither the failure of the Corporation (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

                  10. SUBROGATION. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

                  11. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Organizational Documents, agreement, vote of

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stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

                  12.      SURVIVAL OF RIGHTS.

                           (a) The rights conferred on Indemnitee by this
Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

                           (b) The Corporation shall require any successor
(whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

                  13. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Indemnitee to the fullest extent provided by the Organizational Documents, the Code or any other applicable law.

                  14. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

                  15. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

                  16. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

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                  17. HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

                  18. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid addressed as follows or to such other address as a party may hereafter designate by notice given pursuant hereto:

                           (a) If to Indemnitee, at the address indicated on the
signature page hereof.

                           (b)      If to the Corporation, to:

                                    Vitaquest International Inc.
                                    100 Lehigh Drive
                                    Fairfield, New Jersey 07004

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first above written.

                                       VITAQUEST INTERNATIONAL INC.

                                       By: /s/ EDWARD M. FRANKEL
                                           ---------------------------
                                           Edward M. Frankel, President

                                       INDEMNITEE

                                            /s/ MYRON JACOBOWITZ
                                            -------------------------
                                            Myron Jacobowitz

                                       Print Indemnitee's name and
                                       address:

                                                10 Dorset Circle
                                                Caldwell, NJ 07006

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